UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2020

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 330

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2020, East Stone Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 12,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one ordinary share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $120,000,000. Pursuant to the underwriting agreement, dated February 19, 2020, the Company granted the underwriters in the IPO (the “Underwriters”) a 30-day option to purchase up to 1,800,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”). Simultaneously with the consummation of the IPO, the Underwriters exercised the Over-Allotment Option in full.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File Nos. 333-235949 and 333-236527) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 17, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 19, 2020, by and between the Company and I-Bankers Securities, Inc. (“I-Bankers”), the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Business Combination Marketing Agreement, dated February 19, 2020, by and between the Company and I-Bankers, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated as of February 19, 2020, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Rights Agreement, dated as of February 19, 2020, by and between the Company and CST, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
●	A Letter Agreement, dated February 19, 2020, by and among the Company, its initial shareholders, anchor investors, directors and officer, a copy of which are attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated February 19, 2020, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	An Administrative Support Agreement, dated February 19, 2020, by and between the Company and East Stone Capital Limited, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated as of February 19, 2020, by and between the Company and certain securityholders, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Xiaoma (Sherman) Lu, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Chunyi (Charlie) Hao, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Michael S. Cashel, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Sanjay Prasad, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.
●	An Indemnity Agreement, dated as of February 19, 2020, by and between the Company and William Zielke, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

On February 19, 2020, the Company issued an aggregate of 103,500 Ordinary Shares (the “Representative’s Shares”) to I-Bankers and its designee, EarlyBirdCapital, Inc. (“EarlyBird”), in connection with their services as underwriters for the IPO and as a result of the full exercise of the Over-Allotment Option. I-Bankers and EarlyBird have agreed not to transfer, assign or sell any of Representative’s Shares until the completion of the Company’s initial business combination. In addition, I-Bankers and EarlyBird have agreed (i) to waive their redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 15 months from the closing of this offering (or up to 21 months from the closing of this offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement). Such Ordinary Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On February 24, 2020, the Company issued an aggregate of 690,000 warrants, exercisable at $12.00 per full share (the “Representative’s Warrants”), to I-Bankers and its designee, EarlyBird, in connection with their services as underwriters for the IPO and as a result of the full exercise of the Over-Allotment Option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the Registration Statement and the closing of the Company’s initial business combination and terminating on the fifth anniversary of such effectiveness date. I-Bankers and EarlyBird have each agreed that neither it nor its designees will be permitted to exercise the warrants after the five year anniversary of the effective date of the Registration Statement. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 360 days immediately following the date of the effectiveness of the Registration Statement. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the Registration Statement with respect to the registration under the Securities Act of the ordinary shares issuable upon exercise of the Representative’s Warrants.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreements, dated as February 20, 2020 (the “Private Placement Agreements”), by and between each of Double Ventures Holdings Limited (the “Sponsor”), I-Bankers, Hua Mao and Cheng Zhao, on the one hand, and the Company, on the other hand, completed the private sale of an aggregate of 350,000 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,500,000. Pursuant to the Private Placement Agreement, 167,000 Private Placement Units were purchased by the Sponsor, an aggregate of 108,000 Private Placement Units were purchased by Hua Mao and Cheng Zhao separately and not together, and 75,000 Private Placement Units were purchased by I-Bankers.

The Private Placement Units are identical to the Units sold in the IPO, except that warrants that are part of the Private Placement Units are not redeemable by the Company so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by I-Bankers or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2), Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Private Placement Agreements are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2020, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the British Virgin Islands, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $138,000,000 of the net proceeds from the IPO and the Private Placement Units was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by CST, acting as trustee. Except with respect to the interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

I-Bankers and EarlyBird agreed to defer $402,500 in underwriting commission (the “Deferred Commission”) until the completion of the Company’s initial business combination, if any, which Deferred Commission would be paid out of the trust account to I-Bankers and EarlyBird. Such funds will be released only upon consummation of an initial business combination, as described in the Registration Statement. If the business combination is not consummated, such Deferred Commission will be forfeited. None of the underwriters will be entitled to any interest accrued on the Deferred Commission.

On February 19, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Copies of the specimen unit, ordinary share, warrant and right certificates are attached as Exhibits 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K, which supersede the specimen unit, ordinary share, warrant and right certificates, which were previously filed as the Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to the Registration Statement on Form S-1, as amended (File No. 333-235949), filed with the Commission on January 17 and February 6, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 19, 2020, by and between the Company and I-Bankers.
1.2	Business Combination Marketing Agreement, dated February 19, 2020, by and between the Company and I-Bankers
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated as of February 19, 2020, by and between the Company and CST, as warrant agent.
4.2	Rights Agreement, dated as of February 19, 2020, by and between the Company and CST, as rights agent.
4.3	Specimen Unit Certificate.
4.4	Specimen Ordinary Share Certificate.
4.5	Specimen Warrant Certificate.
4.6	Specimen Right Certificate.
10.1	Letter Agreement, dated February 19, 2020, by and among the Company, its initial shareholders, anchor investors, directors and officer.
10.2	Investment Management Trust Agreement, dated February 19, 2020, by and between the Company and CST, as trustee.
10.3	Administrative Support Agreement, dated February 19, 2020, by and between the Company and East Stone Capital Limited.
10.4	Unit Subscription Agreement, dated as of February 24, 2020, by and between the Company and the Sponsor
10.5	Unit Subscription Agreement, dated as of February 24, 2020, by and between the Company and I-Bankers.
10.6	Unit Subscription Agreement, dated as of February 24, 2020, by and between the Company and Hua Mao.
10.7	Unit Subscription Agreement, dated as of February 24, 2020, by and between the Company and Cheng Zhao.
10.8	Registration Rights Agreement, dated as of February 19, 2020, by and between the Company and certain securityholders.
10.9	Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Xiaoma (Sherman) Lu.
10.10	Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Chunyi (Charlie) Hao.
10.11	Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Michael S. Cashel.
10.12	Indemnity Agreement, dated as of February 19, 2020, by and between the Company and Sanjay Prasad.
10.13	Indemnity Agreement, dated as of February 19, 2020, by and between the Company and William Zielke.
99.1	Press Release, dated February 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: February 25, 2020	By:	/s/ Xiaoma (Sherman) Lu
Name: Xiaoma (Sherman) Lu
Title: Chief Executive Officer

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